LKCM BALANCED FUND
                             LKCM FIXED INCOME FUND

                         301 COMMERCE STREET, SUITE 1600
                             FORT WORTH, TEXAS 76102
                        FOR INFORMATION CALL 800-688-LKCM

PROSPECTUS
DECEMBER 30, 1997

     LKCM Funds (the "Trust") is an open-end, management investment company having four separate diversified funds (the "Funds"), each of which is treated as a separate mutual fund. This Prospectus describes two of these Funds: LKCM Balanced Fund and LKCM Fixed Income Fund (collectively, the "Funds"). LKCM Funds offers three additional equity funds, the LKCM Small Cap Equity Fund, the LKCM Equity Fund and the LKCM International Fund, which are described in and offered through separate prospectuses.


LKCM BALANCED FUND

     The Balanced Fund seeks to provide investors with current income and capital appreciation. The Fund invests primarily in a diversified portfolio of equity and fixed-income securities, including common stocks, income producing securities convertible into common stocks, fixed-income securities, and cash equivalent securities.

LKCM FIXED INCOME FUND

     The Fixed Income Fund seeks to provide investors with current income. The Fund invests primarily in a diversified portfolio of investment grade, intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government, and cash equivalent securities. The Fund will have a dollar-weighted average expected maturity between 3 to 10 years under normal market and economic conditions.


     This Prospectus sets forth concisely the information about each Fund that a prospective investor should know before investing. It should be retained for future reference. A Statement of Additional Information dated December 30, 1997 containing additional information about the Trust and the Funds has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained, without charge, by writing or calling the Trust at the address or telephone number shown above.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
                UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              --------------------

  THE INVESTMENT COMPANY SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR BANK AFFILIATE AND
 ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC'), THE
   FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                              --------------------


       THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY FUND
                                WILL BE ACHIEVED.

                                  FUND EXPENSES

     The following table illustrates the various expenses and fees that a shareholder of each Fund may incur either directly or indirectly. The fees and expenses are based on estimated amounts for the fiscal year ending December 31, 1998.

     SHAREHOLDER TRANSACTION EXPENSES
                                                                        BALANCED FUND        FIXED INCOME FUND
     Sales Load Imposed on Purchases..............................              None                 None
     Deferred Sales Load .........................................              None                 None
     Sales Load Imposed on Reinvested Dividends...................              None                 None
     Redemption Fees..............................................              None+                None+
     Exchange Fees.................................................             None                 None

----------------
     + The Funds' transfer agent imposes a $12.00 fee for each wire redemption.
       See "Redemption of Shares - By Telephone or Wire."

     ANNUAL FUND OPERATING EXPENSES
     (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                                                                        BALANCED FUND        FIXED INCOME FUND
     Investment Advisory Fee.......................................              .65%                 .50%
     12b-1 Fees ...................................................             None                 None
     Other Expenses (after expense reimbursement)..................              .15%                 .15%
                                                                               ------               ------
         Total Operating Expenses (after expense reimbursement)....              .80%                 .65%

     For the fiscal year ending December 31, 1998, Luther King Capital Management Corporation, the investment adviser to the Funds (the "Adviser"), has voluntarily agreed to waive its advisory fees and/or reimburse operating expenses to the extent necessary to cap "Total Operating Expenses" at .80% for the Balanced Fund and .65% for the Fixed Income Fund. "Other Expenses" have been estimated for the 1998 fiscal year because the Funds did not begin operations prior to the date of this Prospectus, and are presented net of reimbursements. Absent these reimbursements, "Other Expenses" and "Total Operating Expenses" for the Balanced Fund are estimated to be 1.03% and 1.68%, respectively, and "Other Expenses" and "Total Operating Expenses" for the Fixed Income Fund are estimated to be 1.04% and 1.54%, respectively. In addition to the advisory fee waiver/expense reimbursement set forth above, the Adviser may from time to time voluntarily waive all or a portion of any Fund's advisory fee and/or reimburse expenses for a Fund and, in such case, such waivers and/or reimbursements will have the effect of increasing returns for such periods. For additional information, see "Management - Investment Adviser."

EXAMPLE

     You would pay the following expenses on a $1,000 investment over various time periods, assuming: 1) 5% annual return 2) redemption at the end of each time period:

                                        BALANCED FUND        FIXED INCOME FUND
One Year........................................   $8                       $7
Three Years.....................................  $26                      $21

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL FUND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is a not a prediction of, and does not represent, the projected or actual performance of any Fund.

                               PROSPECTUS SUMMARY

THE FUNDS

     The Funds are each an individual series of the Trust, which is an open-end, diversified, management investment company.

INVESTMENT OBJECTIVES AND POLICIES

     Each Fund has its own investment objective. See "Investment Objectives and Policies" and "Description of Securities and Other Investment Policies" below for a full discussion of the respective investment objectives and policies of the Balanced Fund and the Fixed Income Fund.

     The Balanced Fund seeks to provide investors with current income and capital appreciation. The Fund invests primarily in a diversified portfolio of equity and fixed-income securities, including common stocks, income producing securities convertible into common stocks, fixed-income securities, and cash equivalent securities.

     The Fixed Income Fund seeks to provide investors with current income. The Fund invests primarily in a diversified portfolio of investment grade, intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government, and cash equivalent securities. The Fund will have a dollar-weighted average expected maturity between 3 to 10 years under normal market and economic conditions.

INVESTMENT ADVISER

     Luther King Capital Management Corporation ("Adviser") serves as the investment adviser to the Funds. Founded in 1979, the Adviser provides investment counseling services to employee benefit plans, endowment funds, foundations and high net-worth individuals. As of the date of this Prospectus, the Adviser had in excess of $5 billion in assets under management. See "Management--Investment Adviser."

HOW TO INVEST

     Shares of each Fund are offered directly to investors without a sales commission at the net asset value of the Fund next determined after receipt of the order. Share purchases may be made by sending investments directly to the Fund, subject to acceptance by the Fund. The minimum initial investment is $10,000 and the minimum for subsequent investments is $1,000. The Trust's officers are authorized to waive the minimum initial and subsequent investment requirements. See "Purchase of Shares."

HOW TO REDEEM

     Shares of each Fund may be redeemed at any time at the net asset value of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

ADMINISTRATOR

     Firstar Trust Company provides the Funds with administrative, dividend disbursing, transfer agency and custodial services. See "Management-- Administrator."

RISK FACTORS

     The investment policies of each Fund involve certain risks and considerations of which an investor should be aware. The portfolio securities held by the Funds and the value of the Funds' shares will fluctuate with market and other economic conditions, so that investors' shares, when redeemed, may be worth more or less than their original cost. The market value of fixed income securities may be inversely related to actual change in interest rates. For a discussion of these risks, see "Description of Securities and Other Investment Policies."

                             PERFORMANCE INFORMATION

     From time to time total return and yield data may be quoted in advertisements or in communications to shareholders. Total return figures are based on historical earnings and are not intended to indicate future performance. The "average annual" total return shows the average percentage change in value of an investment in the Funds from the beginning date of the measuring period to the end of the measuring period. Such figures reflect changes in the price of each Fund's shares and assume that any income dividends and/or other distributions made by the applicable Fund during the period were reinvested in additional shares of the Fund. Figures will be given for recent one, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations). When considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

     In addition to "average annual" total return, the Funds may also quote a "cumulative" total return for various periods representing the cumulative change in value of an investment in each Fund for a specific period (again reflecting changes in a Fund's share price and assuming reinvestment of dividends and other distributions).

     Yield is computed based on the net income of the Fixed Income Fund's shares during a 30-day (or one-month) period, which will be identified in connection with the particular yield quotation. More specifically, yield of the Fixed Income Fund is computed by dividing the net income per share of the Fixed Income Fund during a 30-day (or one-month) period and annualizing the result on a semiannual basis.


                         ADVISER'S INVESTMENT PHILOSOPHY

     The Adviser follows a long-term investment philosophy grounded in the fundamental analysis of individual companies. The Adviser's primary approach to equity-related investing has two distinct but complementary components. First, the Adviser seeks to identify high quality companies based on various financial and fundamental criteria. Companies meeting these criteria will exhibit most of the following characteristics: consistently high profitability levels, strong balance sheet quality, prominent market share positions, the ability to generate excess cash flow after capital expenditures, and management with a significant ownership stake in the company. Second, the Adviser imposes a value discipline on the selected securities. In making value determinations, the Adviser utilizes quantitative criteria in conjunction with judgment and experience.

     The Adviser also invests in companies whose assets the Adviser has determined are undervalued in the marketplace. These include companies with tangible assets as well as companies that own valuable intangible assets. As with the primary approach described above, both qualitative as well as quantitative factors are important criteria in the investment analysis.

     The Adviser's fixed-income approach complements the equity approach by concentrating on high quality corporate and government issues with intermediate effective maturities. The Adviser's fixed-income philosophy combines the offensive characteristics of noncallable bonds with the defensive attributes of callable bonds in an attempt to enhance returns while controlling the level of risk. The security selection process for noncallable corporate bonds is heavily credit driven and focuses on the issuer's earning trends, its competitive positioning and the dynamics of its industry. A second component of the Adviser's fixed-income philosophy is the identification of undervalued securities with a combination of high coupons and early redemption features, including refunding and sinking fund call provisions. These defensive issues can offer high levels of current income with limited price volatility and are used as alternatives to traditional short-term noncallable issues. Maturity decisions are primarily a function of the Adviser's macroeconomic analysis and are implemented utilizing intermediate maturity, noncallable securities. Finally, the credit analysis performed by the Adviser on individual companies, as well as industries, is enhanced by the Adviser's experience in the equity market. The analytical effort concentrates on market dominant, consistently profitable, well financed debt issuers.

     While the Funds' securities will generally be selected using the strategies discussed above, the Adviser may also select investments based on other criteria.

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL

     The following descriptions are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one of the Funds or in other Funds of the Trust. Each Fund's investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that a Fund's investment objective will be met. For a discussion of certain risks and additional investment techniques associated with the investment in the Funds, see "Description of Securities and Other Investment Policies."

THE LKCM BALANCED FUND

     The Balanced Fund seeks to achieve its investment objective by investing primarily in a blend of equity and fixed-income securities, including common stocks, income producing securities convertible into common stocks, and fixed-income securities. The Fund will primarily invest in equity and debt securities of companies with established operating histories and strong fundamental characteristics. By utilizing both equity and fixed-income securities, the Fund will normally achieve an income yield in excess of the dividend income yield of the Standard & Poor's 500 Composite Stock Price Index(TM) ("S&P 500"). A minimum of 25% of the Fund's assets normally will be invested in fixed-income senior securities, which includes debt securities.

     In selecting equity and fixed-income securities for the Fund, the Adviser typically seeks companies which exhibit strong fundamental characteristics and considers fundamental factors such as cash flow generation, earnings and dividend growth record and outlook, balance sheet quality, and profitability levels. However, the Adviser may select securities based on factors other than those described above. For example, some securities may be purchased at a discount to the Adviser's perception of fair value. The Adviser's intention, in such situations, is to identify undervalued securities and to purchase these securities at a discount to fair value and have the investment accrue to that value over time.

     The Fund does not presently intend to invest more than 20% of its total assets in equity securities that do not pay a dividend. It is anticipated that a majority of the equity securities in which the Fund invests will be listed on a national securities exchange or traded on The Nasdaq Stock Market ("Nasdaq") or in the U.S. over-the-counter markets.

     The Fund may increase its cash position when the Adviser determines that investment opportunities with desirable risk/reward characteristics are unavailable.

     The Fund may invest up to 10% of its total assets in foreign securities not publicly traded in the United States. In addition, the Fund may invest in American Depository Receipts ("ADRs").

     The Fund may also invest in U.S. and foreign government securities, corporate bonds and debentures, high-grade commercial paper, preferred stocks, certificates of deposit or other securities of U.S. issuers when the Adviser perceives attractive opportunities from such securities, or so that the Fund may receive a competitive return on its uninvested cash. The Fund may invest in debt securities of U.S. and foreign issuers. The Fund may invest up to 15% of its net assets in illiquid securities.

     Corporate debt securities in which the Fund invests will have a rating within the four highest grades as determined by Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's (S&P's).

THE LKCM FIXED INCOME FUND

     The investment objective of the Fixed Income Fund is to provide investors with current income. The Fund invests primarily in a diversified portfolio of investment grade, intermediate-term debt securities providing current income. Under normal market conditions, at least 65% of its total assets will be invested in such fixed-income securities. Investment grade debt securities are considered to be those rated Baa or better by Moody's or BBB or better by S&P's. See "Description of Securities and Other Investment Policies" for discussion of the characteristics of securities rated Baa by Moody's or BBB by S&P's. There is no assurance that the Fund will meet its objective.

     The Fund will have a dollar-weighted average expected maturity between 3 and 10 years under normal market and economic conditions. The expected maturity of securities with sinking fund or other early redemption features shall be estimated by the Adviser, based upon prevailing interest rate trends and the issuer's financial position. The average expected maturity may be less than three years if the Adviser believes a temporary defensive posture is appropriate.

     The Fund may invest in all types of domestic or U.S. dollar denominated foreign fixed-income securities in any proportion, including bonds, notes, convertible bonds, mortgage-backed and asset-backed securities, government and government agency securities, zero coupon bonds, and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations, and repurchase agreements.

     Bonds, notes, and other corporate debt instruments include obligations of varying maturities within the overall maturity range noted above over a cross section of industries. The value of a debt security changes as interest rates fluctuate. The magnitude of the change is dependent upon the maturity of the security. See "Description of Securities and Other Investment Policies" for a discussion of interest rate risks.

     For a description of temporary investment securities in which the Fund may invest, government and government agency securities, asset-backed securities, and other investments and techniques the Fund may use, see "Description of Securities and Other Investment Policies".

     In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon, yield to maturity, the credit quality of the issuer, the issuer's cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the debt instrument, including subordination, default, sinking fund and early redemption provisions.

     The Fund will invest in securities consistent with its investment objective, and which meet the quality and maturity characteristics established for the Fund. In doing so, it will consider the ratings of Moody's and S&P's assigned to various obligations.

     The Fund intends to purchase securities that are rated investment grade subsequent to its purchase, the rating of an issue of securities may be reduced below the current minimum rating required for its purchases. This event does not require the sale of such an issue, but the Adviser will consider such an event in determining whether to continue to hold the obligation. The Statement of Additional Information contains a description of Moody's and S&P's ratings.


             DESCRIPTION OF SECURITIES AND OTHER INVESTMENT POLICIES

INTEREST RATES

     Each Fund may invest in fixed-income securities, the market value of which are generally inversely related to actual changes in interest rates, i.e., a decline in interest rates produces an increase in market value, while an increase in interest rates produces a decrease in market value of these securities. Moreover, the longer the remaining maturity of a security, the greater the effect of interest rate changes on the market value of the security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness affect the market value of the fixed-income securities of that issuer.

RATINGS

     The Funds will limit investments in fixed-income securities to those that are rated at the time of purchase as investment grade by a national rating organization, such as S&P or Moody's, or, if unrated, are determined to be of equivalent quality by the Adviser.
Investment grade fixed-income securities include:

     o   U.S. government securities;

     o Bonds or bank obligations rated in one of the four highest categories (such as BBB or higher by S&P);

     o Short-term notes rated in one of the two highest categories (such as SP-2 or higher by S&P);

     o Commercial paper or short-term bank obligations rated in one of the three highest categories (such as A-3 or higher by S&P); and

     o Repurchase agreements involving investment grade fixed-income securities.

     Investment grade fixed-income securities are generally believed to have a lower degree of credit risk. However, certain investment grade securities with lower ratings are considered medium quality and may be subject to greater credit risk than the highest rated securities. If a security's rating falls below that required at the time of purchase, the Adviser will consider what action, if any, should be taken consistent with the Fund's investment objective. Additional information concerning securities ratings is contained in the Appendix to the SAI.

CORPORATE FIXED-INCOME SECURITIES

     Each Fund may invest in corporate fixed-income securities, which include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Fixed-income securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock.

TEMPORARY INVESTMENTS

     For temporary defensive purposes, each Fund may invest in the following securities:

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association;

     (2) Commercial paper rated in the highest rating category by a Nationally Recognized Statistical Rating Organization ("NRSRO") at time of purchase or, if not rated, issued by a corporation having an outstanding unsecured debt issue that meets such rating requirement;

     (3) Short-term corporate obligations rated in the highest rating category by a NRSRO at time of purchase;

     (4) U.S. Government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

     (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

     (6) Repurchase agreements collateralized by those securities listed above.

FOREIGN SECURITIES

     Each Fund may invest to a limited degree in securities of foreign issuers. Investing in foreign issuers involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Funds may temporarily hold invested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts in order to hedge the Funds' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Although the Funds will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Funds' foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the holdings of the Funds. However, these foreign withholding taxes are not expected to have a significant impact on the Funds.

ADRS

     The Funds may invest in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security is denominated in a foreign currency.

SECURITIES LENDING

     The Funds may lend their portfolio securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the respective Fund exceeds one-third of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

MORTGAGE AND ASSET-BACKED SECURITIES

     Mortgage-backed securities represent mortgage loans or interests in such loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Mortgage-backed securities are characterized by monthly payments to the holder of the security, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the holders of these securities (such as a Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, the borrowers can and may pay them off sooner. Thus, the holders of these securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to prepay a mortgage which bears a relatively high interest rate. This means that in times of declining interest rates, some of a Fund's higher yielding securities might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Fund of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

     Asset-backed securities have characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests in these loans, but are assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Similar to mortgage-backed securities, asset-backed securities are subject to prepayment, which may reduce the overall return to holders (such as a Fund) of the security. Asset-backed securities may also be subject to the risks relating to the underlying assets, which may be subject to the risk of non-payment, depreciation or damage to the underlying collateral (such as automobiles) or certain other factors. Asset-backed securities may be supported by non-governmental credit enhancements.

     The Funds may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile. With respect to certain stripped securities, such as interest only ("IO") and principal only ("PO") classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are investment grade.

ZERO-COUPON SECURITIES

     The Funds may invest in zero-coupon securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code") and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines established by the Board of Trustees of the Fund. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. The Funds always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Funds might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Funds' realization upon the collateral may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

     The Funds may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, a Fund sells a security and agree to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. The Funds' investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Funds may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Funds will maintain with Firstar Trust Company (the "Custodian") a separate account with a segregated portfolio of cash or liquid securities having an aggregate value, measured on a daily basis, at least equal to their purchase obligations under these agreements.

WHEN-ISSUED SECURITIES

     The Funds may purchase securities on a "when-issued" basis. In buying "when-issued" securities, a Fund commits to buy securities at a certain price even though the securities may not be delivered for up to 120 days. No payment or delivery is made by the Fund in a "when-issued" transaction until the Fund receives payment or delivery from the other party to the transaction. Although the Fund receives no income from the above-described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Funds will maintain with the Custodian a separate account with the segregated portfolio of cash or liquid securities having an aggregate value, measured on a daily basis, at least equal to the amount of their outstanding forward commitments.

ILLIQUID INVESTMENTS

     The Funds may invest up to 15% of their net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of restricted securities eligible for resale (i) to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines established by the Board of Trustees of the Trust. If there is a lack of trading interest in particular Rule 144A securities, a Fund's holdings of those securities may be illiquid. There may be delays in selling illiquid securities and sales may be made at less favorable prices.

CORPORATE REORGANIZATIONS

     The Funds may invest a portion of their respective assets in securities for which a tender or exchange offer has been made or announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short-term nature of such transactions. The primary risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers of proposals which are consummated, the Funds may sustain a loss.

OTHER INVESTMENT COMPANIES

     The Funds may invest up to 10% of their total assets in other investment companies. Not more than 5% of each Fund's total assets may be invested in the securities of any one investment company nor may the Funds acquire more than 3% of the voting securities of any other investment company. In addition to the advisory fees and other expenses the Funds bear directly in connection with their own operations, as shareholders of another investment company, the Funds would bear their pro rata portion of the other investment company's advisory fees and other expenses. As such, the Funds' shareholders would indirectly bear the expenses of the Funds and the other investment company, some or all of which would be duplicative.

OTHER INVESTMENTS

     Any remaining assets not invested as described above may be invested in securities or obligations, including derivative securities. Options, futures and options on futures are derivative securities in which the Funds may invest for hedging purposes, as well as to remain fully invested and to reduce transaction costs. Investing for the latter two purposes may be considered speculative. The Funds will not enter into futures contracts to the extent that their outstanding obligations to purchase securities under these contracts in combination with their outstanding obligations with respect to options transactions would exceed 5% of each Fund's total assets. For additional discussion of derivative instruments, see the Statement of Additional Information.

PORTFOLIO TURNOVER

     Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains; to the extent net short-term capital gains are realized, distributions resulting from such gains will be ordinary income for federal tax purposes. The Funds' portfolio turnover rate will generally not exceed 100% per year.


                             INVESTMENT LIMITATIONS

     Each Fund has adopted certain limitations designed to reduce its exposure to specific situations. Specifically, among other restrictions, neither Fund may:

         (a) with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

         (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (c) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         (d) make loans except (i) by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements; or (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

         (e) borrow money, except (i) from banks as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment) or
     (ii) in connection with reverse repurchase agreements provided that (i) and
     (ii) in combination do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

         (f) pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of their total assets at fair market value;

         (g) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; and

         (h) issue senior securities, except that this limitation shall not apply to: (i) evidence of indebtedness which the Fund is permitted to incur; (ii) shares of the separate classes or series of the Trust; or (iii) collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin.

     Limitations (a), (b), (c), (d), (e) and (h) and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the respective Fund (see "General Information--Shareholder Approval"). The other investment limitations described here and in the Statement of Additional Information are not fundamental policies and the Board of Trustees of the Trust may change them without shareholder approval. With the exception of
(e), if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Fund's assets will not require the sale of securities.


                               PURCHASE OF SHARES

     Shares of each Fund may be purchased at the net asset value per share next determined after receipt of the purchase order. Each Fund determines net asset value as of the normal close of trading of the New York Stock Exchange ("NYSE") (currently 4:00 P.M. Eastern Time) each day that the NYSE is open for business. See "Valuation of Shares."

INITIAL INVESTMENTS

     BY MAIL. Subject to acceptance by the applicable Fund, an account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check ($10,000 minimum) payable to LKCM Funds, by regular mail to:

          LKCM Funds
          c/o Firstar Trust Company
          P.O. Box 701
          Milwaukee, Wisconsin 53201-0701

or by express, registered or certified mail to:

          LKCM Funds
          c/o Firstar Trust Company
          615 East Michigan Street, 3rd Floor
          Milwaukee, Wisconsin 53202

     Subject to acceptance by the applicable Fund, payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Fund next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian by a Federal Reserve Bank) before acceptance by the Fund. Please note that purchases made by check are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen business days after purchase. The Trust will not accept cash, drafts or third party checks. In the event a check is not honored by the investor's bank, the investor will be liable for any loss sustained by the Trust, as well as a service charge imposed by Firstar Trust Company, the Transfer Agent, in the amount of $20.

     BY WIRE. Subject to acceptance by the applicable Fund, shares of the Fund may be purchased by wiring Federal Funds ($10,000 minimum) to the Fund's Custodian. To make an initial purchase by wire, investors should use the following procedures:

          Telephone the Fund at 800-688-LKCM (option 1) for instructions and to receive an account number.

              Instruct a Federal Reserve System member bank to wire funds to:

               Firstar Bank
                  ABA #0750-00022

               For credit to Firstar Trust Company
                  Account #112-952-137

               For further credit to LKCM Funds
                  [Name of Fund]
                  Account #[Shareholder account number]

              Notify the Fund by calling the telephone number listed above prior to 4:00 P.M. (Eastern Time) on the wire date.

              Promptly complete and mail an Account Registration Form to the address shown above under purchases by mail.

     Federal Fund purchases will be accepted only on a day on which the Fund and the Custodian are open for business.

SUBSEQUENT INVESTMENTS

     Additional investments may be made at any time (minimum subsequent investment $1,000) by mailing a check payable to LKCM Funds to the address noted under "Initial Investments--By Mail." Additional investments may also be made by instructing your bank to wire monies as outlined above and notifying the applicable Fund prior to 4:00 P.M. (Eastern Time) on the wire date.

OTHER PURCHASE INFORMATION

     Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares, to reject any purchase order, or to waive any minimum investment requirements when, in the judgment of management, such action is in the best interests of the Fund.

     Purchases of each Fund's shares may be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder.
Certificates for fractional shares, however, will not be issued.

AUTOMATIC INVESTMENT PROGRAM

     The Automatic Investment Program permits investors who own shares of a Fund with a value of $10,000 or more, to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor. Provided the investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from an investor's checking, bank money market or NOW account. The financial institution must be a member of the Automatic Clearing House network. There is no charge for this service. A $20 fee will be charged by the Transfer Agent if there are insufficient funds in the investor's account at the time of the scheduled transaction. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased on a specified day or days of a month.

     The Automatic Investment Program is one means by which an investor may use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or market trends. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price.

     To establish the Automatic Investment Program, an investor must complete the supplemental application contained in this Prospectus and mail it to Firstar Trust Company. An investor may cancel his or her participation in this Program or change the amount of purchase at any time by mailing written notification to:
Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Notification will be effective three business days following receipt. The Trust may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An investor may also implement the Dollar Cost Averaging method on his or her own initiative or through other entities.

                              REDEMPTION OF SHARES

     Shares of the Funds may be redeemed by mail, or, if authorized, by telephone or wire. No charge is made for redemptions, except with respect to wire redemptions. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Funds.

BY MAIL

     The Funds will redeem their shares at the net asset value next determined after the request is received in "good order" (as defined below). On days that the NYSE is open for business, the net asset value per share of the Funds is determined as of the normal close of trading of the NYSE (currently 4:00 P.M. Eastern Time). Redemption requests should be sent to LKCM Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701.

     To be in "good order", redemption requests must include the following documentation:

         (a) The share certificates, if issued;

         (b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

         (c) Any required signature guarantees (see "Signature Guarantees" below); and

         (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans, and other organizations.

     SIGNATURE GUARANTEES. To protect your account, the Funds, and Firstar Trust Company from fraud, signature guarantees are required to enable the Funds to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) or the registered address, and (2) share transfer requests. Please contact the Funds at 800-688-LKCM (option 1) for further details.

BY TELEPHONE OR WIRE

     Investors who have so indicated on the Account Registration Form, or have subsequently arranged in writing to do so, may redeem shares by calling the Funds and requesting that the redemption proceeds be mailed to the primary registration address or wired directly to the investor's account at any commercial bank in the United States. The Funds' Transfer Agent imposes a $12.00 fee for each wire redemption which is deducted from the proceeds of the redemption. The redemption proceeds for an investor must be paid to the same bank and account as designated on the Account Registration Form or in written instructions subsequently received by the Funds.

     In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, an investor must send a written request to the Funds at the address listed above under "Redemption of Shares--By Mail." Such requests must be signed by the investor, with signatures guaranteed (see "Redemption of Shares--By Mail" above, for details regarding signature guarantees). Further documentation may be requested.

     The Funds reserve the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time. The Funds and their transfer agent will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration. To the extent that the Funds fail to use reasonable procedures as a basis for their belief, they may be liable for instructions that prove to be fraudulent or unauthorized.

OTHER REDEMPTION INFORMATION

     Payment of the redemption proceeds will be made within seven days after receipt of a redemption request in "good order" (as defined above under "Redemption of Shares--By Mail"). Redemption proceeds for shares of the Funds purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days. Such funds are invested and earn dividends during this holding period. Shareholders can avoid this delay by utilizing the wire purchase option.

     Due to the relatively high cost of maintaining small accounts, the Funds reserve the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $1,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of the account up to at least $1,000.

     The Funds may suspend the right of redemption or postpone the date at times when the NYSE is closed (other than customary weekend and holiday closings) or under any emergency circumstances as determined by the SEC.

     The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable. Investors may incur brokerage charges on the sale of Fund securities so received in payment of redemptions.


                              SHAREHOLDER SERVICES

RETIREMENT PLANS

     The Funds make available individual retirement account plans, including Simplified Employee Pension Plans, Individual Retirement Accounts ("IRA") and IRA "Rollover Accounts," offered by Firstar Trust Company. Detailed information on these plans is available from the Funds by calling the Funds at 800-688-LKCM (option 1). Investors should consult with their own tax advisers before establishing a retirement plan.

TRANSFER OF REGISTRATION

     The registration of Fund shares may be transferred by writing to LKCM Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin, 53202-0701. As in the case of redemptions, the written request must be received in "good order" as defined above under "Redemption of Shares--By Mail."


                               VALUATION OF SHARES

     Net asset value per share is computed by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share is determined as of the normal close of the NYSE (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open for business.

     Securities listed on a U.S. securities exchange or Nasdaq for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the latest quoted sales price available before the time when assets are valued. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using net foreign exchange quotations received from independent dealers. Unlisted foreign securities are valued at fair value as determined in accordance with policies established by the Board of Trustees.

     Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Fixed-income securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. In the event that amortized cost does not reflect market, market prices as determined above will be used. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Trust.

                    DIVIDENDS, OTHER DISTRIBUTIONS, AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

     The Funds intend to declare and pay income dividends on a quarterly basis. The Funds intend to distribute net capital gains and net gains from foreign currency transactions, if any, on an annual basis in December. The Funds may make an additional distribution, if necessary, to avoid income or excise taxes. Dividends and other distributions, if any, will automatically be paid in additional shares of the Funds unless the shareholder elects otherwise. Such election must be made in writing to the Funds.

TAXES

     The Funds intend to qualify for taxation as "regulated investment companies" ("RICs") under the Code, so that neither Fund will be subject to federal income tax to the extent it distributes its income and gains to shareholders. Dividends, whether paid in cash or reinvested in additional shares, from net investment income, net short-term capital gains and net gains from certain foreign currency transactions, if any, will be taxable to shareholders as ordinary income (unless a shareholder is exempt from income tax or entitled to a tax deferral), and will qualify, in part, for the 70% dividends-received deduction for corporations, but the portion of a Fund's dividends so qualified will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.)
sources.

     Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, whether paid in cash or additional shares, and regardless of the length of time the shares have been owned by the shareholder. Under the Taxpayer Relief Act of 1997 ("Tax Act"), different maximum tax rates apply to net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) on capital assets held for more than 18 months. The Tax Act, however, does not address the application of these rules to distributions of net capital gain by a RIC, including whether those distributions may be treated by its shareholders in accordance with the RIC's holding period for the assets it sold that generated the gain. Accordingly, shareholders should consult their tax advisers as to the effect of the Tax Act on distributions by a Fund to them of net capital gain. Capital gain distributions are not eligible for the dividends-received deduction for corporations. Shareholders are notified annually as to the federal tax status of dividends and other distributions paid by the Funds. If a shareholder is not required to pay taxes on income, such shareholder is generally not required to pay federal income tax on the amounts distributed to him or her.

     Any dividends and capital gain distributions declared in December to shareholders of record on a date in that month will be deemed to have been paid by the Funds and received by shareholders on December 31 if the distributions are paid before February 1 of the following year.

     When a shareholder redeems shares of a Fund, the redemption may result in a taxable gain or loss, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the shares. In addition, if Fund shares are bought within thirty days before or after selling other Fund shares at a loss, all or a portion of the loss will not be deductible and will increase the basis of the newly purchased shares. Capital gain on redeemed shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above.

     Each Fund is required by federal law to withhold 31% of reportable payments (which includes dividends, capital gain distributions, and redemptions) payable to individual and certain other non-corporate shareholders who have not complied with certain Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form that your Social Security or other taxpayer identification number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

     Dividends and other distributions declared by each Fund, as well as redemptions of shares, may also be subject to state and local taxes.

     The foregoing summarizes some of the important income tax considerations generally affecting each Fund and its shareholders. POTENTIAL INVESTORS IN THE FUNDS SHOULD CONSULT THEIR TAX ADVISERS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATION.

                                   MANAGEMENT

INVESTMENT ADVISER

     Luther King Capital Management Corporation (the "Adviser"), 301 Commerce Street, Suite 1600, Fort Worth, Texas, 76102, serves as the investment adviser to the Trust. The Adviser was founded in 1979 and provides investment counseling services to employee benefit plans, endowment funds, foundations, common trust funds, and high net-worth individuals. As of the date of this Prospectus, the Adviser had in excess of $5 billion in assets under management. J. Luther King, Jr. is the controlling shareholder of the Adviser.

     Under an Investment Advisory Agreement ("Agreement") with the Funds, the Adviser, subject to the control and supervision of the Board of Trustees of the Trust and in conformance with the stated investment objective and policies of the Funds, manages the investment and reinvestment of the assets of the Funds. In this regard, it is the responsibility of the Adviser to make investment decisions for the Funds and to place the Funds' purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, the Funds pay the Adviser an advisory fee calculated by applying a quarterly rate, equal on an annual basis to .65% of the Balanced Fund's average daily net assets for the quarter and to .50% of the Fixed Income Fund's average daily net assets for the quarter. For the fiscal year ending December 31, 1998, the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse operating expenses to the extend necessary to keep total operating expenses at .80% for the Balanced Fund and .65% for the Fixed Income Fund. Thereafter, the Adviser may from time to time waive advisory fees and/or reimburse expenses for a portfolio. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the applicable Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed.

     Certain managed account clients of the Adviser may purchase shares of the Funds. To avoid the imposition of duplicative fees, the Adviser may make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Funds.

PORTFOLIO MANAGERS

     J. Luther King, Jr. and Scot C. Hollmann are primarily responsible for the day-to-day management of the Balanced Fund.

     J. Luther King, Jr., Robert M. Holt, Jr. and Joan M. Maynard are primarily responsible for the day-to-day management of the Fixed Income Fund.

Mr. King has been President, Principal, and Portfolio Manager of the Adviser since 1979. Mr. Hollmann and Mr. Holt have been Portfolio Managers of the Adviser since 1983. Ms. Maynard has been a Portfolio Manager of the Adviser since 1986.

ADMINISTRATOR

     Firstar Trust Company (the "Administrator") provides each Fund with administrative and fund accounting and dividend services pursuant to a Fund Administration Agreement and a Fund Accounting Service Agreement. The services under these Agreements are subject to the supervision of the Board of Trustees of the Trust and officers, and include day-to-day administration of matters necessary to the Funds' operations, maintenance of their records, preparation of reports, compliance testing of the Funds' activities, and preparation of periodic updates of the registration statement under federal and state laws. For the foregoing, the Administrator receives from each Fund a fee, paid monthly at an annual rate of 0.06% of the Fund's first $200 million of average daily net assets, plus 0.05% of the Fund's next $500 million of average daily net assets, plus 0.03% of the Fund's average daily net assets in excess of $700 million. Notwithstanding the foregoing, the minimum annual fee payable to the Administrator by the Trust is $20,000 per Fund subject to a 10% discount in the first year or until the Fund reaches $10 million in net assets, whichever comes first. The Administrator is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

     From time to time, subject to review by the Board of Trustees of the Trust, the Administrator may make certain adjustments to the fees it is entitled to receive from each Fund pursuant to the Fund Administration Agreement.

TRUSTEES

     The Board of Trustees of the Trust has overall responsibility for the management of the Funds. The officers of the Trust conduct and supervise its daily business. Each Trustee who is not also an officer or affiliated person receives an annual fee plus a meeting fee for each meeting attended and is reimbursed for expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Trust's officers and employees are paid by the Adviser or the Administrator.

     The following is a list of the Trustees of the Trust and a brief statement of their present positions and principal occupations during the past five years:

     J. LUTHER KING, JR., Chairman of the Board of Trustees and President and Manager of the Trust; President, Luther King Capital Management Corporation.

     H. KIRK DOWNEY, Trustee; Dean, M. J. Neeley School of Business, Texas Christian University Business School.

     EARLE A. SHIELDS, JR., Trustee; Consultant; and formerly Consultant for NASDAQ Corp. and Vice President of Merrill Lynch & Co., Inc.

DISTRIBUTOR

     Shares of the Funds are distributed through First Data Distributor, Inc. (the "Distributor"), 4400 Computer Drive, Westboro, Massachusetts, 01581, a registered broker-dealer. Jacqui Brownfield, an employee of the Adviser and an officer of the LKCM Funds, is a registered representative of the Distributor.


                                  FUND EXPENSES

     Each Fund is responsible for its own expenses, including: interest charges; taxes; brokerage commissions; organizational expenses; expenses of the registering or qualifying shares for sale with the states and the SEC; expenses of issue, sale, repurchase, or redemption of shares; expenses of printing and distributing reports and prospectuses to existing shareholders; charges of custodians; expenses for accounting, administrative, audit, and legal services; fees for outside directors; expenses of fidelity bond coverage and other insurance; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.


                                FUND TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for each Fund.

     It is not Adviser's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary broker-dealers. However, the Adviser may place orders with qualified broker-dealers who recommend the Funds or who act as agents in the purchase of shares of the Funds for their clients.

     Some securities considered for investment by each Fund may also be appropriate for other clients served by the Adviser. If the purchase or sale of securities consistent with the investment policies of the Funds and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in a manner deemed fair and reasonable by the Adviser. The various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Board of Trustees.


                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     Each Fund is a series of the LKCM Funds, which was established as a Delaware business trust by a Declaration of Trust dated February 10, 1994. The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, the Trust offers five series, which include the Balanced Fund and the Fixed Income Fund. The shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Funds.

     The Funds are not required, and do not intend, to hold regular annual shareholder meetings. The Funds may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies, or upon the written request of 10% of the Trust's shares to replace their Trustees. The Funds will assist in shareholder communication in such matters to the extent required by law.

SHAREHOLDER APPROVAL

     Other than election of Trustees, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative vote of at least a majority of the outstanding voting securities of the affected Fund or Funds at a meeting called for the purpose of considering such approval. A majority of a Fund's outstanding voting securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

CUSTODIAN

     Firstar Trust Company serves as Custodian of the Trust's assets.

DIVIDEND DISBURSING AND TRANSFER AGENT

      Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, acts as Dividend Disbursing and Transfer Agent for the Funds.

REPORTS

     Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Deloitte & Touche LLP, independent auditors, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

                                   LKCM FUNDS

                             THE LKCM BALANCED FUND
                           THE LKCM FIXED INCOME FUND

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                         LUTHER KING CAPITAL MANAGEMENT
                         301 COMMERCE STREET, SUITE 1600
                             FORT WORTH, TEXAS 76102
                                  800-688-LKCM


                                   PROSPECTUS

                                DECEMBER 30, 1997



                               INVESTMENT ADVISER
                   LUTHER KING CAPITAL MANAGEMENT CORPORATION

                         301 COMMERCE STREET, SUITE 1600
                             FORT WORTH, TEXAS 76102





                                TABLE OF CONTENTS

                                                  PAGE

Fund Expenses..................................      2
Prospectus Summary.............................      3
Performance Information........................      4
Adviser's Investment Philosophy................      4
Investment Objectives and Policies.............      5
Description of Securities and Other
   Investment Policies.........................      6
Investment Limitations.........................     10
Purchase of Shares.............................     11

                                                  PAGE

Redemption of Shares...........................     13
Shareholder Services...........................     14
Valuation of Shares............................     14
Dividends, Other Distributions,
   and Taxes   ................................     15
Management.....................................     16
Fund Transactions..............................     17
General Information............................     17

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.